EARNINGS (LOSS) PER SHARE (Tables)	12 Months Ended
Dec. 31, 2020
EARNINGS (LOSS) PER SHARE [Abstract]
Basic and Diluted Earnings Per Share
Basic earnings per share (“EPS”) are computed by dividing net income (loss) by the weighted-average number of common shares outstanding for the period. Diluted EPS is computed by dividing net income by the weighted-average number of common shares and dilutive common stock equivalents outstanding during the period.

All figures in USD except number of shares and earnings (loss) per common share	2020	2019	2018
Numerator:
Net Income (Loss)	50,033	(10,352)	(95,306)
Denominator:
Basic - Weighted Average Common Shares Outstanding	149,292,586	142,571,361	141,969,666
Dilutive – Weighted Average Common Shares Outstanding	149,292,586	142,571,361	141,969,666
Earnings (Loss) per Common Share:
Basic	0.34	(0.07)	(0.67)
Diluted	0.34	(0.07)	(0.67)